                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------

                                    FORM 8-K

                                 ---------------

                                 CURRENT REPORT
                             Pursuant to Section 13
                           or 15(d) of the Securities
                              Exchange Act of 1934


Date of Report (Date of earliest event reported): April 28, 2002
                                                  --------------


                         Triple-S Management Corporation
            --------------------------------------------------------
             (Exact name of registrant as specified in this charter)



         Puerto Rico                     000-49762              66-0555678
-------------------------------    ---------------------       -------------
(State or other jurisdiction of    (Commission File No.)       (IRS Employer
incorporation)                                               Identification No.)

1441 F.D. Roosevelt Avenue, San Juan, Puerto Rico           00920
-------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:  (787) 749-4949
---------------------------------------------------------------------

ITEM 5.  OTHER EVENTS

         On April 28, 2002, Triple-S Management Corporation (the "Corporation") held its 2002 Annual Meeting of Shareholders (the "Meeting") where new members of the Corporation's Board of Directors were elected. The candidates for election at the meeting were Dr. Wilmer Rodriguez Silva, Dr. Arturo Cordova Lopez, Dr. Wilfredo Lopez Hernandez, Dr. Manuel A. Marcial Seoane and Ms. Adamina Soto Martinez, CPA. All candidates were elected. In addition, the Board of Directors appointed as of May 1, 2002 Mr. Ramon Ruiz Comas, CPA, President and CEO of the Corporation to fill the vacancy left by Mr. Miguel Vazquez Deynes, the former President and CEO of the Corporation who retired on April 30, 2002. As a result of these events, as of May 1, 2002 the members of the Board of Directors were as follows:

         Dr. Fernando J. Ysern Borras
         Dr. Wilmer Rodriguez Silva
         Dr. Jesus R. Sanchez Colon
         Dr. Arturo Cordova Lopez
         Dr. Fernando L. Longo
         Dr. Wilfredo Lopez Hernandez
         Dr. Valeriano Alicea Cruz
         Dr. Porfirio E. Diaz Torres
         Dr. Manuel A. Marcial Seoane
         Mr. Ramon Ruiz Comas, CPA
         Mr. Vicente J. Leon Irizarry, CPA
         Mr. Jose Arturo Alvarez Gallardo
         Mr. Jose Davison Lampon, Esq.
         Mr. Juan Jose Leon Soto, Esq.
         Mr. Mario S. Belaval
         Mr. Hector Ledesma
         Ms. Sonia Gomez de Torres, CPA
         Mr. Manuel Suarez Mendez, P.E.
         Ms. Adamina Soto Martinez, CPA

         On April 29, 2002 the Board of Directors of the Corporation held a meeting where it appointed new officers of the Board of Directors. The new appointments, which were effective immediately, are as follows:

         NAME:                              OFFICE:
         -----                              -------
         Dr. Fernando J. Ysern Borras       Chairman of the Board
         Dr. Wilmer Rodriguez Silva         Vice-Chairman of the Board
         Dr. Jesus R. Sanchez Colon         Secretary
         Dr. Arturo Cordova Lopez           Assistant Secretary
         Mr. Vicente J. Leon Irizarry, CPA  Treasurer
         Ms. Sonia Gomez de Torres, CPA     Assistant Treasurer

         The Board of Directors of Triple-S, Inc. ("TSI") also appointed as of May 1, 2002 Ms. Socorro Rivas, CPA as director and President of TSI filling the vacancy left by Mr. Miguel Vazquez Deynes who retired from TSI on April 30, 2002.
         At the Meeting the shareholders of the Corporation also approved two amendments to the Corporation's By-Laws that were presented by the Board of Directors for their approval. The first amendment approved was in connection with Section C of Article 8-11 of the Corporation's By-Laws expanding the duties of the Audit Committee and allowing the Chairman of the Finance Committee to serve as a member of the Audit Committee. Attached hereto as Exhibit 99.1 is a complete and accurate translation of how Section C of Article 8-11 of the Corporation's By-Laws read after the amendment. The other amendment approved was in connection with Section F of Article 8-11 of the Corporation's By-Laws clarifying that the President of the Corporation shall not be a member of the Audit Committee. Attached hereto as Exhibit 99.2 is a complete and accurate translation of how Section F of Article 8-11 of the Corporation's By-Laws read after the amendment.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA, FINANCIAL INFORMATION AND EXHIBITS

                  (c)      Exhibits

                           99.1     Section C of Article 8-11 of the
                                    Corporation's By-Laws

                           99.2     Section F of Article 8-11 of the
                                    Corporation's By-Laws

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     TRIPLE-S MANAGEMENT CORPORATION



                                     By: /s/ Ramon Ruiz Comas
                                         ---------------------
                                         Ramon Ruiz Comas
                                         President & CEO


Date: May 3, 2002